                                                                    Exhibit 10.8

                                BONUS AGREEMENT
                                ---------------


     THIS BONUS AGREEMENT (this "Agreement") is made as of October 2, 1997 by and among Compass International Services Corporation, a Delaware corporation ("Compass"), National Credit Management Corp., a Maryland corporation (the "Company"), and the stockholders of the Company identified in Schedule A to this Agreement (the "Stockholders").

                             W I T N E S S E T H:

     WHEREAS, simultaneously with the execution of this Agreement, the parties hereto are entering into a Stock Purchase Agreement (the "Purchase Agreement"), whereby Compass is purchasing all of the issued and outstanding shares of capital stock of the Company; and

     WHEREAS, the Company is a party to certain litigation regarding United States Letter Patent No. 5,504,667 entitled "Automatic Payment System and Method" (the "Patent"), of which it is the owner, and which litigation is as follows:

     A.  National Credit Management Corporation v. Western Union Financial
         -----------------------------------------------------------------
Services, Inc., DC. SD. NY. Civil Action No. 96 Civ. 4609 (the "Western Union
--------------
Litigation"); and

     B.  National Credit Management Corporation v. Novus Services, Inc. and Dean
         -----------------------------------------------------------------------
Witter, Discovery & Co., DC. M.D. Civil Action No. K 96-3833 (the "Dean Witter
-----------------------
Litigation"); and

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

     1.  Defined Terms.
         --------------

     (a) Terms used herein with their initial letter capitalized shall, unless otherwise defined herein, shall have the same meanings given such terms as in the Purchase Agreement.

     (b) "Applicable Transactions" shall mean, with respect to the Western Union Litigation and the Dean Witter Litigation, those transactions on which a damage award is based.

     (c) "Closing Date" shall mean the date on which the transactions provided for in the Purchase Agreement have closed.

     (d) "Plaintiff Litigation" shall mean the Western Union Litigation and the Dean Witter Litigation.

     (e) "Pre-Closing Damages" shall mean, with respect to the Western Union Litigation and the Dean Witter Litigation, that portion of the Proceeds (defined herein) which are for or otherwise relate to the Applicable Transactions which occurred prior to the Closing Date.

     (f) "Proceeds" shall mean a monetary settlement or judgment in the Western Union Litigation or the Dean Witter Litigation.

     2.  Western Union Litigation and Dean Witter Litigation.
         ----------------------------------------------------

     (a) The Company intends to continue to pursue the Western Union Litigation and Dean Witter Litigation. In the event that the Company receives Proceeds from the Plaintiff Litigation, subject to subsection (b) below, such Proceeds shall be divided between the

Company and certain individuals, when and as received by the Company, in the following order:

          (1) First, to the Company in an amount necessary to pay any income or other taxes, if any, which will be owed by the Company as a result of receipt of the Proceeds;

          (2) Second, to the Company in an amount necessary to reimburse it for all fees and costs incurred in pursuing the Plaintiff Litigation, including, without limitation, attorney fees and costs, accountant fees and costs and other court costs;

          (3) Third, an amount representing Pre-Closing Damages to be distributed to certain individuals in such amounts to be determined by the president of the Company with the approval of Compass, such approval to not be unreasonably withheld.

          (4)  Fourth, all remaining Proceeds to the Company.

     From and after the date of the judgment or settlement, all royalties or other amounts received from exploitation of the Patent shall belong to the Company.

     (b) In the event that any portion of the Proceeds are not awarded on the basis of Applicable Transactions or other criteria which can be determined as occurring prior to or after the Closing Date, then such portion of the Proceeds shall, after allocation of amounts set forth in (a)(1) and (2) above, be allocated between the Company and those certain individuals in the same proportion that the number of pre-Closing Date Applicable Transactions are to the number of post-Closing Date Applicable Transactions. In the event that the parties are unable to determine the number of Applicable Transactions which occurred pre-Closing Date and which occurred post-Closing Date, Proceeds shall be allocated between the Company and those certain individuals, after allocation of amounts set forth in (a)(1) and (2) above, based on a percentage determined by taking the number of days prior to the Closing Date (for the certain individuals) or after the Closing Date (for the Company) and dividing said number in each case by the total number of days from the date reasonably determined to be the first day of infringement to the date of settlement or judgment.

     (c) Any disputes between the parties as to the allocation of the Proceeds shall be submitted to a mutually agreeable "Big-Six" (or "Big-Five") accounting firm, other than one which then provides services to the Stockholders, the Company or Compass, or, if the parties are unable to agree or no such accounting firm agrees to take this engagement, then the Company's regularly engaged auditors shall select any accounting firm (other than themselves) or other party they believe suitable to resolve the dispute. The decision by the accounting firm or other arbitor shall be binding upon the parties. Each of the parties shall, if required, agree to indemnify such accounting firm or other arbitor for any damages resulting from the engagement, other than damages which are a result of willful misconduct or fraud. The fees of the accounting firm or other arbitor shall be split equally between the parties hereto.

     3. This Agreement and the performance hereunder shall be governed and construed in accordance with the laws of the State of Delaware and the United States of America.

     4. The Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof, supersedes all other agreements and understanding, whether written or oral and no agreements, warranties or representations have been made by either of the parties to the other with respect to said subject matter except as herein or therein expressly set forth provided that nothing herein shall be deemed to affect or change any of the provisions of the Merger Agreement.

     5. Notwithstanding anything to the contrary which may be contained herein, nothing in this Agreement shall be construed to modify any of the terms and conditions of the Purchase Agreement, which Purchase Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties have agreed to this Agreement as of the date first above written.

                              COMPASS INTERNATIONAL SERVICES CORPORATION


                              /s/ Michael Cunningham
                              ----------------------------------------------


                              NATIONAL CREDIT MANAGEMENT CORP.


                              /s/ Leeds Hackett
                              ----------------------------------------------


                              STOCKHOLDERS


                              /s/ Leeds Hackett
                              ---------------------------------------------
                              LEEDS HACKETT


                              /s/ Veronica Hackett
                              ---------------------------------------------
                              VERONICA HACKETT


                              /s/ Thomas Gillespie, Jr.
                              ---------------------------------------------
                              THOMAS GILLESPIE, JR.


                              /s/ Victoria C. McAndrews
                              ---------------------------------------------
                              VICTORIA C. McANDREWS


                              /s/ Richard M. Fiorito
                              ---------------------------------------------
                              RICHARD M. FIORITO


                              /s/ Russ C. Causey
                              ---------------------------------------------
                              RUSS C. CAUSEY


                              /s/ Paul Holt
                              ---------------------------------------------
                              PAUL HOLT


                              /s/ Sylvia Sorgel
                              ---------------------------------------------
                              SYLVIA SORGEL


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